UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2007

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1305 West Auto Drive, Tempe, Arizona		85284
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2007, the Compensation Committee of our Board of Directors approved, for named executive officers, 2007 salaries, target cash-based incentive compensation and performance-based restricted stock units ("RSUs") to be granted on February 14, 2007. The approved items are detailed below.

The approved 2007 salaries include the following for named executive officers:

Richard A. Fennessy, President and Chief Executive Officer – $700,000
Stanley Laybourne, Chief Financial Officer, Secretary and Treasurer – $375,000
Mark T. McGrath, President, Insight Direct USA, Inc. – $375,000
Stuart A. Fenton, EMEA President – GBP 211,640

The approved 2007 target cash-based incentive compensation include the following for named executive officers:

Richard A. Fennessy, President and Chief Executive Officer – $1,400,000
Stanley Laybourne, Chief Financial Officer, Secretary and Treasurer – $800,000
Mark T. McGrath, President, Insight Direct USA, Inc. – $500,000
Stuart A. Fenton, EMEA President – GBP 121,693

The total target cash-based incentive compensation will be based 60% on earnings from operations, to be determined and paid quarterly against a sliding scale with a minimum payout of zero and a maximum payout of 145% of target. The Compensation Committee may also make discretionary awards. The remaining 40% of the target cash-based incentive compensation will be based on achievement against annual performance goals, with the Compensation Committee measuring the performance of the Chief Executive Officer of the Company and the balance of the performance measurements being determined by the Chief Executive Officer.

The performance-based RSUs approved for granting on February 14, 2007 include the following target awards for named executive officers:

Richard A. Fennessy, President and Chief Executive Officer – 50,000
Stanley Laybourne, Chief Financial Officer, Secretary and Treasurer – 37,500
Mark T. McGrath, President, Insight Direct USA, Inc. – 37,500
Stuart A. Fenton, EMEA President – 27,500

The number of RSUs increases or decreases with actual earnings per share (for the fiscal year ending December 31, 2007, on a consolidated non-GAAP diluted basis) greater or less than target earnings per share, with a minimum number of zero and a maximum number of 130% of the target award. The Compensation Committee may also make discretionary awards. The RSUs will vest in three equal installments beginning February 14, 2008. All grants will be made under the Company's 1998 Long-Term Incentive Plan (the "1998 Plan"). This information should be read in conjunction with the 1998 Plan, which has been filed as Exhibit 99.1 to the Company's Registration Statement on Form S-8 (Registration No. 333-110915) dated December 4, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

January 30, 2007	By:	Stanley Laybourne

Name: Stanley Laybourne
Title: Chief Financial Officer, Secretary and Treasurer